UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: September 15, 2017

DATE OF REPORT: September 18, 2017

Corix Bioscience, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

18662 MacAurther Boulevard, Suite 200 in Irvine, CA 92612

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On September 18, 2017, Corix Bioscience, Inc., a Wyoming corporation (the “Company”) closed a Stock Redemption Agreement with Raymond Yule and Winnie Yule (the “Yules”) resulting in the Company redeeming and cancelling 50,289 shares of common stock for $155,895.90.  There is no material relationship between the Company and the Yules.  The Stock Redemption Agreement is attached hereto as an exhibit.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 – Completion of Acquisition or Disposition of Assets

On September 15, 2017, AHIT Valfre, LLP, a Maryland limited liability partnership (“AHIT Valfre”) and wholly-owned subsidiary of the Company, closed on the sale of eight residential properties located in Arizona for $1,024,695.  As a result of this closing, AHIT Valfre has disposed of all of its assets.  The properties were sold to Raymond Chuck-sau Yule and Winnie Chang Yule Family Trust, March 27 2009 (the “Yule Trust”), which is a related-party of a shareholder in the Company.  There is no material relationship between the Yule Trust, and AHIT Valfre or the Company.  In addition to the sale of the properties, the Company closed on the Redemption Agreement set forth in Item 1.01, above.  To the extent deemed necessary, the Company shall amend this disclosure on Form 8-K/A to include any requisite financial information under Regulation S-X.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

As part of the Company’s ongoing restructuring and implementation of its business plan set forth in prior disclosures, the Company has dissolved the following wholly-owned subsidiaries following payment of any outstanding third-party financing liabilities and disposition of assets: American Realty Partners, LLC, ARP Borrower, LLC, ARP Pledgor, LLC, ARP Borrower II, LLC and ARP Pledgor II, LLC.  The Company intends on dissolving AHIT Valfre, and its general partner - AHIT Valfre GP, LLC, a Maryland limited liability company, as a result of the transactions set forth above.  The Company still owns the following real properties:

7041 Kingston Cove Lane #155 Willis, TX 77318	7041 Kingston Cove Lane #254 Willis, TX 77318	2378 W. Firethorn Drive Anthem, AZ 85086
34225 N. 27th Drive Building 5, Suite 238 Phoenix, AZ 85085	1831 Euclid Road Hughson, CA 95326	1921 Euclid Road Hughson, CA 95326
0 Euclid Road Hughson, CA 95326	0 Fox Road Hughson, CA 95326

Furthermore, as a result of the transaction above, the previously disclosed litigation with the Yules has been dismissed with prejudice without costs awarded to either party.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Document
10.1	Agreement to Purchase Real Estate
10.2	First Amendment to Agreement to Purchase Real Estate
10.3	Stock Redemption Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Corix Bioscience, Inc.

By:  /s/ Michael Ogburn

Name:  Michael Ogburn

Title: Chief Executive Officer and President

Dated: September 18, 2017

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